Exhibit 99.3

INTERSECTIONS INC.
CONSOLIDATED STATEMENTS OF OPERATIONS

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	(in thousands, except share and per share data)
	2014	2013	2014	2013

Revenue	$59,814	$75,807	$190,086	$238,090
Operating expenses:
Marketing	5,272	6,234	18,710	17,956
Commissions	15,712	18,722	48,827	58,917
Cost of revenue	23,609	26,541	66,784	80,728
General and administrative	22,352	20,179	62,679	60,246
Goodwill, intangible and long-lived asset impairment charges	-	1,327	-	1,327
Depreciation	1,276	2,347	4,254	6,560
Amortization	853	865	2,559	2,593
Total operating expenses	69,074	76,215	203,813	228,327

(Loss) income from operations	(9,260)	(408)	(13,727)	9,763
Interest expense	(257)	(15)	(518)	(179)
Other expense, net	(239)	(18)	(377)	(708)
(Loss) income from continuing operations before income taxes	(9,756)	(441)	(14,622)	8,876
Income tax benefit (expense)	5,850	(503)	7,043	(5,176)
(Loss) income from continuing operations	$(3,906)	$(944)	$(7,579)	$3,700
Loss from discontinued operations, net of tax	-	(541)	(1,147)	(1,409)
Net (loss) income	$(3,906)	$(1,485)	$(8,726)	$2,291

Basic (loss) earnings per share:
(Loss) income from continuing operations	$(0.21)	$(0.05)	$(0.41)	$0.21
(Loss) from discontinued operations	-	(0.03)	(0.06)	(0.08)
Basic (loss) earnings per share	$(0.21)	$(0.08)	$(0.47)	$0.13
Diluted (loss) earnings per share:
(Loss) income from continuing operations	$(0.21)	$(0.05)	$(0.41)	$0.20
(Loss) from discontinued operations	-	(0.03)	(0.06)	(0.08)
Diluted (loss) earnings per share	$(0.21)	$(0.08)	$(0.47)	$0.12
Cash dividends paid per common share	$0.00	$0.20	$0.20	$0.60

Weighted average common shares outstanding – basic	18,539	18,099	18,455	18,061
Weighted average common shares outstanding – diluted	18,539	18,099	18,455	18,848

INTERSECTIONS INC.
CONSOLIDATED BALANCE SHEETS
 (In thousands)

	September 30,	December 31,
	2014	2013
ASSETS

CURRENT ASSETS:
Cash and cash equivalents	$11,489	$20,920
Accounts receivable, net	16,084	21,070
Prepaid expenses and other current assets	6,752	5,515
Income tax receivable	13,677	-
Deferred subscription solicitation costs	6,817	7,086
Total current assets	54,819	54,591
PROPERTY AND EQUIPMENT, net	14,356	14,490
DEFERRED TAX ASSET, net	2,369	4,864
LONG-TERM INVESTMENT	8,384	8,384
GOODWILL	43,235	43,235
INTANGIBLE ASSETS, net	1,610	4,020
OTHER ASSETS	1,204	1,505
TOTAL ASSETS	$125,977	$131,089

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:
Accounts payable	$1,969	$955
Accrued expenses and other current liabilities	19,095	13,508
Accrued payroll and employee benefits	6,788	3,197
Capital leases, current portion	686	817
Commissions payable	525	502
Deferred revenue	3,466	4,287
Deferred tax liability, net, current portion	1,905	1,905
Current tax payable	-	3,149
Total current liabilities	34,434	28,320
OBLIGATIONS UNDER CAPITAL LEASES, less current portion	1,082	1,610
OTHER LONG-TERM LIABILITIES	4,528	3,696
TOTAL LIABILITIES	$40,044	$33,626

STOCKHOLDERS' EQUITY:
Common stock	217	213
Additional paid-in capital	122,818	121,952
Treasury stock	(32,696)	(32,696)
(Accumulated deficit) retained earnings	(4,406)	7,994
TOTAL STOCKHOLDERS’ EQUITY	85,933	97,463
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$125,977	$131,089

INTERSECTIONS INC.
CONSOLIDATED STATEMENT OF CASH FLOWS
(In thousands)
	Nine Months Ended
	September 30,
	2014	2013
Net (loss) income	$(8,726)	$2,291
Adjustments to reconcile net (loss) income to cash flows provided by operating activities:
Depreciation	5,214	6,741
Amortization	2,559	2,643
Amortization of debt issuance cost	135	55
Provision for doubtful accounts	(20)	(15)
Loss on disposal of fixed asset	510	-
Excess tax benefit upon vesting of restricted stock units and stock option exercises	(275)	(629)
Amortization of non-cash consideration exchanged for additional investment	(618)	(927)
Share based compensation	3,186	4,798
Amortization of deferred subscription solicitation costs	12,608	14,539
Reduction to value of long-term investment	-	677
Goodwill, intangible and long-lived asset impairment charges	-	1,327
Changes in assets and liabilities:
Accounts receivable	5,006	(2,469)
Prepaid expenses and other current assets	(1,236)	(1,127)
Income tax, net	(14,777)	(1,569)
Deferred subscription solicitation costs	(12,339)	(14,472)
Other assets	165	2,396
Accounts payable	1,069	(87)
Accrued expenses and other current liabilities	5,612	736
Accrued payroll and employee benefits	3,591	1,327
Commissions payable	22	(158)
Deferred revenue	(203)	(1,451)
Deferred income tax, net	315	3,541
Other long-term liabilities	832	(759)
Cash flows provided by operating activities	2,630	17,408
CASH FLOWS USED IN INVESTING ACTIVITIES:
Exercise of warrants in long-term investment	-	(1,464)
Cash paid for acquisition of technology related intangible	(150)	-
Acquisition of property and equipment	(5,668)	(3,456)
Cash flows used in investing activities	(5,818)	(4,920)
CASH FLOWS USED IN FINANCING ACTIVITIES:
Cash distribution on vesting of restricted stock units	-	(1,849)
Purchase of treasury stock	-	(2,401)
Cash dividends paid on common shares	(3,674)	(10,827)
Excess tax benefit upon vesting of restricted stock units and stock option exercises	275	629
Capital lease payments	(659)	(637)
Cash proceeds from stock option exercises	5	212
Withholding tax payment on vesting of restricted stock units and stock option exercises	(2,190)	(2,658)
Cash flows used in financing activities	(6,243)	(17,531)
DECREASE IN CASH AND CASH EQUIVALENTS	(9,431)	(5,043)
CASH AND CASH EQUIVALENTS—Beginning of period	20,920	25,559
CASH AND CASH EQUIVALENTS—End of period	$11,489	$20,516

 INTERSECTIONS INC.
OTHER DATA
(In thousands)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2014	2013	2014	2013

Subscribers at beginning of period	2,327	3,787	2,870	4,489
New subscribers – indirect	1	19	8	78
New subscribers – direct	92	107	309	351
Cancelled subscribers within first 90 days of subscription	(36)	(39)	(112)	(139)
Cancelled subscribers after first 90 days of subscription	(149)	(232)	(840)	(1,018)
Reclassed subscribers****	-	-	-	(119)
Subscribers at end of period	2,235	3,642	2,235	3,642
Non-Subscriber customers	7	234	7	234
Total customers at end of period	2,242	3,876	2,242	3,876

Indirect subscribers	22.4%	45.5%	22.4%	45.5%
Direct subscribers	77.6%	54.5%	77.6%	54.5%
	100.0%	100.0%	100.0%	100.0%

*Cancellations within first 90 days of subscription	38.2%	30.7%	35.4%	32.3%
**Cancellations after first 90 days of subscription	43.2%	25.5%	43.2%	25.5%

***Overall retention	54.8%	69.6%	54.8%	69.6%

Percentage of revenue from indirect marketing
arrangements to total customer revenue	7.8%	18.0%	10.6%	18.8%

Percentage of revenue from direct marketing
arrangements to total customer revenue	92.2%	82.0%	89.4%	81.2%

Total customer revenue	100.0%	100.0%	100.0%	100.0%

* Percentage of cancellation within the first 90 days to subscriber additions for the period.

** Percentage of cancellations greater than 90 days to the number of subscribers at the beginning of the period plus new subscribers during the period less cancellations within the first 90 days on a rolling 12 month basis.

*** On a rolling 12 month basis by taking subscribers at the end of the period divided by the sum of the subscribers at the beginning of the period plus additions for the period.

**** During the nine months ended September 30, 2013, we refined the criteria we use to calculate and report the “Other Data” depicted in the table above, resulting in approximately 119 thousand customers being reclassified out of our Subscriber count and into our Non-Subscriber Customers.

INTERSECTIONS INC.
OTHER DATA, continued
(Unaudited)

Intersections Inc.
Reconciliation of Non-GAAP Financial Measures
(dollars in thousands, except for per subscriber information)

The table below includes financial information prepared in accordance with accounting principles generally accepted in the United States, or GAAP, as well as other financial measures referred to as non-GAAP financial measures.  Consolidated adjusted EBITDA before share related compensation and non-cash impairment charges is presented in a manner consistent with the way management evaluates operating results and which management believes is useful to investors and others.  Share related compensation includes non-cash share based compensation, as well as dividend equivalent cash payments to restricted stock unit (“RSU”) holders and stock option holders.  An explanation regarding the company’s use of non-GAAP financial measures and a reconciliation of non-GAAP financial measures used by the company to GAAP measures is provided below.  These non-GAAP financial measures should be considered in addition to, but not as a substitute for, net income and the other information prepared in accordance with GAAP, and may not be comparable to similarly titled measures reported by other companies.  Management strongly encourages shareholders to review our financial statements and publicly-filed reports in their entirety and not to rely on any single financial measure.

(1) Consolidated adjusted EBITDA before share related compensation and non-cash impairment charges represents consolidated income (loss) before income taxes plus share related compensation, non-cash goodwill, intangible and long-lived asset impairment charges, depreciation and amortization, interest income (expense) and other income (expense).  We believe that the consolidated adjusted EBITDA before share related compensation and non-cash impairment charges calculation provides useful information to investors because they are indicators of our operating performance.  Consolidated adjusted EBITDA before share related compensation and non-cash impairment charges is commonly used as a basis for investors and analysts to evaluate and compare the periodic and future operating performance and value of companies within our industry.  Our Board of Directors and management use consolidated adjusted EBITDA before share related compensation and non-cash impairment charges to evaluate the operating performance of the company and to make compensation and bonus determinations.

We provide this information to show the impact of share related compensation on our operating results, as it is excluded from our internal operating and budgeting plans and measurements of financial performance; however, we do consider the dilutive impact to our shareholders when awarding share related compensation and consider both the Black-Scholes value and GAAP value in connection therewith, and value such awards accordingly.

INTERSECTIONS INC.
OTHER DATA, continued
(Unaudited)

We do not consider share related compensation charges when we evaluate the performance of our individual business groups or formulate our short and long-term operating plans.  Due to its nature, individual managers generally are unable to project the impact of share related compensation and accordingly we do not hold them accountable for the impact of equity award grants.  When we consider making share related compensation grants, we primarily take into account the need to attract and retain high quality employees, overall shareholder dilution and the Black-Scholes values of the equity grant to the recipient, rather than the potential accounting charges associated with such grants.  For comparability purposes, we believe it is useful to provide a non-GAAP financial measure that excludes share related compensation in order to better understand the long-term performance of our core business and to compare our results to the results of our peer companies because of varying available valuation methodologies and the variety of award types that companies can use under GAAP.  Furthermore, the value of share related compensation is determined using a complex formula that incorporates factors, such as market volatility, that are beyond our control.  Accordingly, we believe that the presentation of consolidated adjusted EBITDA before share related compensation when read in conjunction with our reported GAAP results can provide useful supplemental information to our management, to investors and to our lenders regarding financial and business trends relating to our financial condition and results of operations.

Consolidated adjusted EBITDA before share related compensation and non-cash impairment charges has limitations due to the fact it does not include all compensation related expenses.  For example, if we only paid cash based compensation as opposed to a portion in share related compensation, the cash compensation expense included in our general and administrative expenses would be higher.  We compensate for this limitation by providing information required by GAAP about outstanding share based awards in the footnotes to our financial statements in our SEC filings.  We believe equity based compensation is an important element of our compensation program and all forms of share related awards are valued and included as appropriate in our operating results.

The following table reconciles consolidated income (loss) before income taxes to consolidated adjusted EBITDA before share related compensation and non-cash impairment charges, as defined for the previous seven quarters and year to date through September 30, 2013 and 2014.  In managing our business, we analyze our performance quarterly on a consolidated income (loss) before income tax basis.

INTERSECTIONS INC.
OTHER DATA, continued
(Unaudited)

	2013				2014
	For the Three Months Ended				For the Three Months Ended
	March 31	June 30	September 30	December 31	March 31	June 30	September 30
Reconciliation from consolidated income (loss) before income taxes to consolidated adjusted EBITDA before share related compensation and non-cash impairment charges
Consolidated income (loss) before income taxes	$5,317	$4,000	$(441)	$1,613	$(1,840)	$(3,026)	$(9,756)
Non-cash share based compensation	1,519	1,639	1,640	1,570	1,190	1,486	510
Dividend equivalent payments to RSU holders and option holders	262	375	374	378	448	-	-
Goodwill, intangible and long-lived asset impairment charges	-	-	1,327	-	-	-	-
Depreciation	2,058	2,155	2,347	1,836	1,539	1,439	1,276
Amortization	864	864	865	865	853	853	853
Interest expense, net	76	88	15	68	91	170	257
Other expense (income), net	272	418	18	(134)	(148)	286	239
Consolidated adjusted EBITDA before share related compensation and non-cash impairment charges (1)	$10,368	$9,539	$6,145	$6,196	$2,133	$1,208	$(6,621)

	For the Nine Months Ended September 30,
	2013	2014
Reconciliation from consolidated (loss) income before income taxes to consolidated adjusted EBITDA before share related compensation and non-cash impairment charges
Consolidated income (loss) before income taxes	$8,876	$(14,622)
Non-cash share based compensation	4,798	3,186
Dividend equivalent payments to RSU holders and option holders	1,011	448
Goodwill, intangible and long-lived asset impairment charges	1,327	-
Depreciation	6,560	4,254
Amortization	2,593	2,559
Interest expense, net	179	518
Other expense (income), net	708	377
Consolidated adjusted EBITDA before share related compensation and non-cash impairment charges(1)	$26,052	$(3,280)

For the reconciliation of certain non-GAAP measures visit our website at www.intersections.com.

Contact:

Intersections Inc.
Eric Miller
(703) 488-6100
intxinvestorrelations@intersections.com